UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2019

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	WAIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

As previously announced, on August 8, 2019, Wesco Aircraft Holdings, Inc. (the “Company” or “Wesco Aircraft”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wolverine Intermediate Holding II Corporation, a Delaware corporation (“Parent”), and Wolverine Merger Corporation, a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company expects to report its financial results for the fiscal year ended September 30, 2019 on or about November 29, 2019. However, in connection with Parent’s financing of the Merger, the Company is providing certain updates to financial guidance previously provided for the fiscal year ended September 30, 2019. The Company is currently in the process of finalizing its financial results and applying its normal closing procedures related to the end of the fiscal year, and the updated financial guidance presented below reflects various assumptions and estimates based only upon information available to the Company as of the date hereof. This information should not be viewed as a substitute for full audited financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). As a result, while this information is presented with ranges that the Company considers to be reasonable, it remains in all cases subject to change pending finalization. In particular, the Company is still in the process of conducting its year-end inventory assessment, which has historically impacted its Adjusted EBITDA and may cause the estimates presented below to change as such assessment is finalized. Actual results may differ materially from the estimates presented below due to developments or other information that may arise between now and the time the financial results for the fiscal year are finalized.

Based on a preliminary assessment, the Company expects to report:

•	Net sales for the fiscal year ended September 30, 2019 of $1,685 million to $1,695 million.

•	Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) for the fiscal year ended September 30, 2019 of $160 million to $165 million.

Non-GAAP Financial Information

Adjusted EBITDA represents net income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) special items. The Company utilizes and discusses adjusted EBITDA to evaluate the Company’s business because it believes this measure assists investors and analysts in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that management does not believe are indicative of the Company’s core operating performance. The Company believes this measure is used in the financial community, and the Company presents this measure to enhance understanding of its operating performance. Readers should not consider adjusted EBITDA as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA is not a measurement of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies.

The Company is unable to present a quantitative reconciliation of its adjusted EBITDA financial projection to the most directly comparable GAAP measure without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, net income, is not currently estimable in conjunction with projected adjusted EBITDA without unreasonable efforts. Key items required to forecast net income that also comprise reconciling items for projected adjusted EBITDA include, among other things, income tax provision and special items, which are significant and are not currently determinable until the year-end closing procedures are complete. Accordingly, the Company is unable to provide a reconciliation of projected adjusted EBITDA to projected net income without unreasonable effort, although it is important to note that such reconciling items will be material to the Company’s year-end results determined in accordance with GAAP.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Developments Regarding Regulatory Approvals

The closing of the Merger is subject to various closing conditions, including receipt of requisite competition and merger controls approvals in the United Kingdom, Germany, Poland and Canada.

On October 14, 2019, the Federal Cartel Office (Bundeskartellamt) confirmed that the Merger does not restrict competition in Germany, satisfying the applicable closing condition under the Merger Agreement for receipt of competition and merger controls approvals in Germany.

On October 18, 2019, the President of the Office of Competition and Consumer Protection of Poland granted its consent allowing the Merger, satisfying the applicable closing condition under the Merger Agreement for receipt of competition and merger controls approvals in Poland.

Additional Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. The Company filed a Definitive Proxy Statement and related materials with the SEC on September 13, 2019 for its special meeting of stockholders in connection with the proposed Merger. The Definitive Proxy Statement was mailed to the Company’s stockholders on or about September 13, 2019. The Definitive Proxy Statement contains important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF WESCO AIRCRAFT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WESCO AIRCRAFT, PARENT, MERGER SUB AND THE MERGER. Investors may obtain a free copy of these materials and other documents filed by Wesco Aircraft with the SEC at the SEC’s website at www.sec.gov, at Wesco Aircraft’s website at www.wescoair.com or by sending a written request to Wesco Aircraft Holdings, Inc., 24911 Avenue Stanford, Valencia, California 91355, Attention: Executive Vice President, Chief Legal and Human Resources Officer.

Participants in the Solicitation

Wesco Aircraft and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Wesco Aircraft’s stockholders in connection with the Merger is set forth in Wesco Aircraft’s Definitive Proxy Statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger is set forth in the Definitive Proxy Statement. Information relating to the foregoing can also be found in Wesco Aircraft’s definitive proxy statement for its 2019 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on December 14, 2018. To the extent that holdings of Wesco Aircraft’s securities have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of U.S. securities laws, including Section 21E of the Exchange Act, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) developments or other information that may arise between now and the time the financial results for the fiscal year are finalized; (2) adjustments to the financial projections that may occur during the process of finalizing its financial results and applying its normal closing procedures related to the end of the fiscal year; (3) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (4) the failure by Parent or Merger Sub to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the Merger; (5) the risk that the Merger Agreement may be terminated in circumstances requiring Wesco Aircraft to pay a termination fee of approximately $39 million; (6) the risk that the Merger disrupts Wesco Aircraft’s current plans and operations or diverts management’s attention from its ongoing business; (7) the effect of the announcement of the Merger on the ability of Wesco Aircraft to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (8) the effect of the announcement of the Merger on Wesco Aircraft’s operating results and business generally; (9) the amount of costs, fees and expenses related to the Merger; (10) the risk that Wesco Aircraft’s stock price may decline significantly if the Merger is not consummated; (11) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against Wesco Aircraft and others; (12) other factors that could affect the results of Wesco Aircraft’s business such as general economic and industry conditions, changes in military spending, a loss of significant customers or a material reduction in purchase orders by significant customers, suppliers’ ability to provide products in a timely manner, in adequate qualities and at a reasonable cost, and Wesco Aircraft’s ability to maintain effective information technology and warehouse management systems; and (13) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, Wesco Aircraft’s stockholders will cease to have any equity interest in Wesco Aircraft and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including Wesco Aircraft’s filings with the SEC, including the Definitive Proxy Statement and its Annual Report on Form 10-K for the year ended September 30, 2018 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, Wesco Aircraft undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date: October 21, 2019	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer